EXHIBIT 10.19

THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY

BNSFC 302606 Amendment 2

REGULATED TRANSPORTATION CONTRACT

Effective Date: 01-01-2001	Expiration Date: 12-31-2013

1.	INTRODUCTION

The parties to this Transportation Contract, as named below, desire to amend said Contract as stated herein, pursuant to 49 U. S. C. 10709.

CALIFORNIA STEEL INDUSTRIES, INC.

THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY

2.	TERM

The term of this Contract is being amended and shall be effective on 01/01/2001 and shall remain in effect through 12/31/2013.

3.	TRANSPORTATION SERVICE AGREEMENT

Amend Section “2.1” by deleting the first and second paragraphs and replacing said paragraphs with the following:

Liquidated damages will not apply on any annual tonnage deficit as outlined in Section 20, “Minimum Volume Requirement”. In lieu of liquidated damages, any annual deficit tonnage under the minimum 1,400,000 metric tons will be added by way of additional yearly extensions of the contract, until such time as the deficit tonnage is transported. For only this type of extension of the contract will the rates for any such yearly extension be subject to the RCAF (U) indices, which properly reflect actual yearly rail cost increases.

4.	RIGHT AND OBLIGATIONS

Nothing in this Amendment shall alter the rights or obligations of the parties, except as specifically provided for in the above. The terms and conditions of the Amendment will only apply to shipments tendered on or subsequent to the effective date of this Amendment.

5.	SIGNATURES

Intending to be legally bound, the parties hereto have caused this Contract to be executed by their representatives as written below.

CALIFORNIA STEEL INDUSTRIES, INC.

By:	/s/ C. Lourenco Goncalves

DATE: 9/4/02

THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY

BNSFC 302606 Amendment 2

REGULATED TRANSPORTATION CONTRACT

THE BURLINGTON NORTHERN AND SANTA FE RAILWAY COMPANY

By:	/s/ LONNIE WILSON

AVP Constr. Products

DATE: 9/4/02

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